Exhibit 21.1

                         Subsidiaries of the Registrant

                 Subsidiary                                         State
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eGlobalphone, Inc                                                  Florida
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VoIP Solutions, Inc.                                               Florida
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DTNet, Inc.,                                                       Florida
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VoIP Americas, Inc.                                                Florida
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Caerus, Inc.                                                       Delaware
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Volo Communications, Inc.                                          Delaware
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Caerus Networks, Inc.                                              Delaware
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Caerus Billing and Mediation, Inc.                                 Delaware
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VoiceOne Communications, LLC                                       Delaware
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Volo Communications of Washington, D.C., Inc.                      Delaware
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Volo Communications of Massachusetts, Inc.                         Delaware
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Volo Communications of New York, Inc.                              Delaware
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Volo Communications of Rhode Island, Inc.                          Delaware
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Volo Communications of California, Inc.                            Delaware
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Volo Communications of  Florida, Inc., dba Volo
    Communications Group of Florida, Inc.                          Delaware
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Volo Communications of Virginia, Inc.                              Delaware
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Volo Communications of Colorado, Inc.                              Delaware
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Volo Communications of Georgia, Inc.                               Delaware
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Volo Communications of Illinois, Inc.                              Delaware
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Volo Communications of Arizona, Inc.                               Delaware
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Volo Communications of Connecticut, Inc.                           Delaware
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Volo Communications of Delaware, Inc.                              Delaware
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Volo Communications of Idaho, Inc.                                 Delaware
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Volo Communications of Indiana, Inc.                               Delaware
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Volo Communications of Maryland, Inc.                              Delaware
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Volo Communications of Michigan, Inc.                              Delaware
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Volo Communications of Nevada, Inc.                                Delaware
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Volo Communications of New Hampshire, Inc.                         Delaware
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Volo Communications of New Jersey, Inc.                            Delaware
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Volo Communications of North Carolina, Inc.                        Delaware
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Volo Communications of Ohio, Inc.                                  Delaware
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Volo Communications of Pennsylvania, Inc.                          Delaware
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Volo Communications of South Carolina, Inc.                        Delaware
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Volo Communications of Texas, Inc.                                 Delaware
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Volo Communications of Vermont, Inc.                               Delaware
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Volo Communications of Wisconsin, Inc.                             Delaware
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